                                                                     Exhibit 1.1


                                4,714,200 Shares

                       PEGASUS COMMUNICATIONS CORPORATION

                              Class A Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                  March __, 1999


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
C.E. UNTERBERG, TOWBIN
ING BARING FURMAN SELZ LLC
  As representatives of the several Underwriters named in Schedule I hereto
   c/o Donaldson, Lufkin & Jenrette Securities Corporation
     277 Park Avenue
     New York, New York 10172

Dear Sirs:

         Pegasus Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), and certain stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") severally propose to sell to the several Underwriters, an aggregate of 4,714,200 shares of the Class A Common Stock, par value $.01 per share, of the Company (the "Firm Shares"), of which 3,000,000 shares are to be issued and sold by the Company and 1,714,200 shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in
Schedule II hereto. The Company also proposes to issue and sell to the several Underwriters not more than an additional 707,130 shares of its Class A Common Stock, par value $.01 per share (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter referred to collectively as the "Shares." The shares of Class A Common Stock, par value $.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Class A Common Stock." The Company and the Selling Stockholders are hereinafter sometimes referred to collectively as the "Sellers."

         Prior to the offering of the Firm Shares (the "Offering"), the Company has entered into (i) letters of intent and/or definitive agreements referred to in the Registration Statement and




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Prospectus (each as defined below) (the "DBS Acquisition Agreements") as described in the Registration Statement and Prospectus pursuant to which the Company and/or its subsidiaries shall acquire (the "DBS Acquisitions") the right to distribute video, audio and data services provided via satellite by DIRECTV Enterprises, Inc. ("DIRECTV") and related assets from providers of DIRECTV services and (ii) an agreement (the "Cable Purchase Agreement" and, together with the DBS Acquisition Agreements, the "Acquisition Agreements") as described in the Registration Statement and Prospectus pursuant to which the Company shall acquire (the "Cable Acquisition" and, together with the DBS Acquisitions, the "Acquisitions") a cable system serving Aguadilla, Puerto Rico and neighboring communities.

         Section 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the " Securities Act"), a registration statement on Form S-3, including a prospectus, relating to the Shares. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the "Registration Statement"; and the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus" (including, in the case of all references to the Registration Statement and the Prospectus, documents incorporated by reference therein). If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Class A Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The terms "supplement" and "amendment" or "amend" as used in this Agreement with respect to the Registration Statement or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference in the Prospectus.

         Section 2. Agreements to Sell and Purchase and Lock-Up Agreements . On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell 3,000,000 Firm Shares, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule II hereto and (iii) each Underwriter agrees, severally and not jointly, to purchase from each Seller at a price per Share of $______ (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth opposite the name of such Underwriter in Schedules I hereto bears to the total number of Firm Shares.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate of








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707,130 Additional Shares from the Company at the Purchase Price. Additional
Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

         Each Seller, with the exception of Richard D. Summe, hereby agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or other capital stock of the Company ("Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 120 days (90 days, in the case of Richard D. Summe) after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Concurrently, the non-selling stockholders, Harron Communications Corp. ("Harron"), Whitney Equity Partners, L.P. ("Whitney"), Fleet Venture Resources, Inc., Fleet Equity Partners IV, L.P., Chisolm Partners III, L.P. and Kennedy Plaza Partners (collectively, "Fleet"), have agreed not to participate in any of the transactions described in clause (i) and (ii) above (regardless of whether any of the transactions described in clauses (i) or (ii) above is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), for a period of 120 days in the case of Harron and 90 days in the case of Whitney and Fleet. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan; (ii) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof; (iii) the Company may issue shares of Common Stock or securities, convertible into or exercisable or exchangeable for its Common Stock, or issue other equity securities of the Company or enter into agreements with respect to any of the foregoing, in connection with any acquisition by the Company or any of its Subsidiaries or any merger involving the Company or any of its Subsidiaries, provided that the recipient of such securities pursuant to such acquisition or merger shall agree in writing to not enter into any transaction described in clause (i) or (ii) of the first sentence of this paragraph until the day that is 120 days after the Closing Date without the consent of Donaldson, Lufkin & Jenrette Securities Corporation, as representative to the Underwriters; (iv) any person signing an agreement pursuant to this Section shall be permitted to make gifts and other private transfers for estate planning purposes, provided that the







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transferee agrees to be bound by the provisions of this Agreement for the remainder of its term; and (v) the Company may issue shares in connection with its restricted stock plan and 401(k) plan. The Company also agrees not to file any registration statement with respect to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for a period of 120 days (90 days, in the case of registration statements filed on behalf of Whitney or Fleet) after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, provided that the Company may file a registration statement on Form S-4 or S-8 in connection with an acquisition or merger or benefit plan as described in the immediately preceding sentence. In addition, each of the Selling Stockholders and Harron, with the exception of Richard D. Summe, and Whitney and Fleet agrees that, for a period of 120 days (90 days, in the case of Whitney and Fleet) after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, it will not make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by (i) each Selling Stockholder, with the exception of Richard D. Summe, (ii) each of the directors and officers of the Company who is not a Selling Stockholder and (iii) each stockholder listed on Annex I hereto to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 120 days (90 days in the case of Whitney and Fleet) after the date of the Prospectus, without the prior written consent of Donaldson, Lufkin & Jenrette Corporation, (A) engage in any of the transactions described in the first sentence of this paragraph or (B) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

         Section 3. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         Section 4. Delivery and Payment. The Shares shall be represented by definitive certificates and shall be issued in such authorized denominations and registered in such names as Donaldson, Lufkin & Jenrette Securities Corporation shall request no later than two business days prior to the Closing Date or the applicable Option Closing Date (as defined below), as the case may be. The Shares shall be delivered by or on behalf of the Sellers, with any transfer taxes thereon duly paid by the respective Sellers, to Donaldson, Lufkin & Jenrette Securities Corporation through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the several Underwriters, against payment to the Sellers of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. The certificates representing the Shares shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "Designated Office"). The time and date of delivery and payment for the Firm Shares shall be 9:00 A.M., New York City time, on March __, 1999 or such other time on the same or such other date as Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall agree in writing. The time and date of delivery and payment for the Firm Shares are hereinafter referred








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to as the "Closing Date." The time and date of delivery and payment for any
Additional Shares to be purchased by the Underwriters shall be 9:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 or such other time on the same or such other date as Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall agree in writing. The time and date of delivery and payment for any Additional Shares are hereinafter referred to as the "Option Closing Date."

The documents to be delivered on the Closing Date or any Option Closing Date on behalf of the parties hereto pursuant to Section 9 of this Agreement shall be delivered at the offices of Latham & Watkins, 885 Third Avenue, New York, New York, 10022, and the Shares shall be delivered at the Designated Office, all on the Closing Date or such Option Closing Date, as the case may be.

         Section 5. Agreements of the Company. The Company agrees with you:

                 (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and
(v) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                 (b) To furnish to you five signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits but including documents incorporated therein by reference, as you may reasonably request.

                 (c) To prepare the Prospectus, the form and substance of which shall be reasonably satisfactory to you, and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Securities Act; during the period specified in Section 5(d) below, not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.








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                 (d) Prior to 10:00 A.M., New York City time, on the first
business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) and any documents incorporated therein by reference as such Underwriter or dealer may reasonably request.

                 (e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

                 (f) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such registration or qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Shares, in any jurisdiction in which it is not now so subject.

                 (g) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering the a period ending March 31, 2000 that shall satisfy the provisions of Section 11(a) of the Securities Act, and to advise you in writing when such statement has been so made available.

                 (h) During the period of three years after the date of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of Common Stock or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.







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                 (i) Whether or not the transactions contemplated in this
Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Sellers' obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and any Selling Stockholder's counsel (in addition to the Company's counsel) in connection with the registration and delivery of the Shares under the Securities Act and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Shares, (iv) all expenses in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Shares by the National Association of Securities Dealers, Inc., (vi) all costs and expenses incident to the listing of the Shares on the Nasdaq National Market, (vii) the cost of printing certificates representing the Shares, (viii) the costs and charges of any transfer agent, registrar and/or depository and
(ix) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder for which provision is not otherwise made in this Section. The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholders may otherwise have for allocation of such expenses among themselves.

                 (j) To use its best efforts to list for quotation the Shares on the Nasdaq National Market and to maintain the listing of the Shares on the Nasdaq National Market for a period of three years after the date of this Agreement.

                 (k) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

         Section 6. Representations and Warranties of the Company and Significant Subsidiaries. The Company and each Significant Subsidiary (as defined below) represent and warrant to each Underwriter that:











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                 (a) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                 (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act; (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(B) will comply in all material respects with the Securities Act and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                 (c) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                 (d) The Company is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not, singly or in the aggregate, have a Material Adverse Effect (as defined below).







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                 (e) All the outstanding shares of capital stock or other
securities evidencing equity ownership of the Company (including the shares to be sold by the Selling Stockholders) are duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided in this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The Shares to be sold by such Selling Stockholder have been duly authorized and are validly issued, fully paid and non-assessable. The authorized, issued and outstanding stock of the Company will be, after giving effect to the consummation of this Offering, as set forth in the Registration Statement and the Prospectus. After giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement and the Prospectus under the caption "Use of Proceeds," the Company's consolidated capitalization as of December 31, 1998 would have been as set forth under the "Pro Forma" column under the caption "Capitalization." The table under the caption "Capitalization" sets forth and identifies in reasonable detail all outstanding short-term and long-term indebtedness of the Company and its Subsidiaries, on a consolidated basis, prior to and after giving effect to the Offering. The authorized capital stock of the Company, including the Shares, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus. Except as set forth in the Registration Statement and the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of the Subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any of the Subsidiaries.

                 (f) The Company's direct and indirect subsidiaries (collectively, the "Subsidiaries") and each of the Company's "significant subsidiaries" (as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof) (the "Significant Subsidiaries"), other than Digital Television Services, Inc., are set forth in Schedule III hereto under the captions "Subsidiaries" and "Significant Subsidiaries," respectively. Each Subsidiary is duly organized and validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, except where the failure to be in good standing would not, singly or in the aggregate, have a Material Adverse Effect (as defined below), and has all requisite corporate power (in the case of corporations) or legal capacity (in the case of partnerships) and authority to carry on its business as it is being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation or partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect. All of the







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outstanding shares of capital stock and other securities evidencing equity ownership of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and (except in the case of general partnership interests and in the case of limited partnership interests, except to the extent that the provisions of the applicable limited partnership act requiring partners to return distributions may be deemed to constitute assessability) nonassessable and free of any preemptive or similar rights, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, except for the shares of Series A Preferred Stock of Pegasus Satellite Television of Virginia Inc. ("PST VI") held by Turner-Vision Inc., free and clear of any lien, adverse claim, security interest or other encumbrance, except as are in effect under the Credit Agreement, dated as of December 10, 1997 (the "PM&C Credit Facility"), by and among Pegasus Media & Communications, Inc. ("PM&C"), the several lenders from time to time party thereto and Bankers Trust Company, as agent for such lenders, as amended from time to time, and the Second Amended and Restated Credit Agreement, dated as of July 30, 1997 (the "DTS Credit Facility" and, together with the PM&C Credit Facility, the "Credit Facilities"), by and among Digital Television Services, LLC, CIBC Wood Gundy Securities Corp., as arranger, Morgan Guaranty Trust Company of New York, as syndication agent, Fleet National Bank, as documentation agent, and Canadian Imperial Bank of Commerce, as administrative agent, as amended from time to time, and except for the pledge of the partnership interests of Pegasus Broadcast Associates, L.P.

                 (g) The Company and each of the Significant Subsidiaries has all requisite corporate power (in the case of corporations) or legal capacity (in the case of partnerships) and authority to execute, deliver and perform its obligations under this Agreement and the Company and each of the Subsidiaries will have on or prior to the Closing Date the authority to execute, deliver and perform its obligations under the Acquisition Agreements to which it is a party, as applicable, and to consummate the transactions contemplated hereby and thereby, including, without limitation, in the case of the Company, all requisite corporate power and authority to issue, sell and deliver the Shares, as provided herein.

                 (h) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Significant Subsidiaries and is the legally valid and binding agreement of each of them, enforceable against each of them in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights and limitations of indemnification and contribution, by federal and state securities laws and principles of public policy.

                 (i) Each of the Acquisition Agreements has been duly and validly authorized, executed and delivered by the Company or the Subsidiary that is a party thereto and (except as otherwise provided therein) is the legally valid and binding obligation of the Company or such Subsidiary and is enforceable against the Company or such Subsidiary in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances) and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 (j) Neither the Company nor any of the Subsidiaries is (A) in violation of its charter, bylaws, limited partnership agreement or other organizational documents or (B) in default in the performance of any material bond, debenture, note, indenture (including, without limitation, (i) the indenture governing PM&C's 12 1/2% Series B Senior Subordinated Notes due 2005 (the "PM&C Indenture"), (ii) the indenture governing the Company's 9 5/8% Senior Notes due 2005 (the "1997 Indenture"), (iii) the indenture governing Digital Television Services, Inc.'s and DTS Capital, Inc.'s 12 1/2% Senior Subordinated Notes due 2007 (the "DTS Indenture"), and (iv) the indenture governing the Company's 9 3/4% Senior Notes due 2006 (the "1998 Indenture")), mortgage, deed of trust or other agreement or instrument (including, without limitation, the Company's Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof governing its 12.75% Series A Cumulative Exchangeable Preferred Stock (the "Certificate of Designation")) to which it is a party or by which it is bound or to which any of its properties is subject, or
(C) in violation in any material respect of any law, statute, rule, regulation, judgment or court decree applicable to it or any of its assets or properties, except in the case of clauses (B) and (C), for any violation or default that would not, singly or in the aggregate, (x) have a material adverse effect on the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and the Subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Shares or (z) in any manner draw into question the validity of this Agreement or the Acquisition Agreements or any of the transactions contemplated hereby or thereby (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

                 (k) None of (A) the execution, delivery or performance of this Agreement by the Company or any of the Significant Subsidiaries, (B) the issuance and sale of the Shares, (C) the execution, delivery or performance of the Acquisition Agreements by the Company or any of the Subsidiaries, as applicable, or (D) the transactions contemplated by the this Agreement and the Acquisition Agreements will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or (except as contemplated in the second and third sentences of this paragraph) require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter, bylaws, limited partnership agreement or other organizational documents of the Company or any Subsidiary, (ii) any bond, debenture, note, indenture (including, without limitation, the PM&C Indenture, the 1997 Indenture, the DTS Indenture and the 1998 Indenture), mortgage, deed of trust or other agreement or instrument (including, without limitation, the Certificate of Designation) to which the Company or any Subsidiary is a party or by which any of them or their respective property is or may be bound, (iii) any statute, rule or regulation applicable to the Company or any Subsidiary or their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency, body or administrative agency or authority having jurisdiction over the Company, any Subsidiary or their respective assets or properties, except for any such violation, default, consent, imposition of a lien or acceleration that would not, in the case of clauses (iii) and (iv), singly or in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency or authority is required for (1) the execution, delivery and performance of this Agreement or the Acquisition Agreements by the Company and the Subsidiaries, as applicable, (2) the issuance and sale of the Shares, or (3) the transactions contemplated by this Agreement or the Acquisition Agreements, except (A) as described above, (B) such as have been obtained and made in the registration of the Shares under the Securities Act, (C) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, (D) such as may be required by the National Association of Securities Dealers (the "NASD"), (E) such as are disclosed in the Registration Statement and the Prospectus and (F) with respect to the Acquisition Agreements, such as would not, singly or in the aggregate, have a Material Adverse Effect. Except as described above, no consents or waivers from any other person are required for the execution, delivery and performance by the Company and the Subsidiaries, as applicable, of this Agreement or the Acquisition Agreements, the issuance and sale of the Shares, or the consummation of the transactions contemplated by this Agreement or the Acquisition Agreements, other than (A) such consents and waivers as have been obtained and (B) such as are disclosed in the Registration Statement and Prospectus (including the consents of the National Rural Telecommunications Cooperative ("NRTC") and DIRECTV with respect to the DBS Acquisitions).

                 (l) There is (i) except as otherwise disclosed in the Registration Statement and the Prospectus, no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company and the Subsidiaries, threatened or contemplated to which the Company or any Subsidiary is or may be a party or to which the business or property of the Company or any Subsidiary is subject, (ii) except as otherwise disclosed in the Registration Statement and the Prospectus, no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any Subsidiary is or may be subject or to which the business, assets, or property of the Company or any Subsidiary is or may be subject, issued that, in the case of clauses (i), (ii) and (iii) above, might, singly or in the aggregate, result in a Material Adverse Effect.

                 (m) No action has been taken by the Company or any Subsidiary (or, to the best knowledge of the Company and the Subsidiaries, by any other individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity) and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Shares or prevents or suspends the use of the Prospectus; no injunction, restraining order or order of any nature by a federal, state or municipal court or any governmental authority or agency or any other tribunal of competent jurisdiction has been issued that prevents the issuance of the Shares or prevents or suspends the sale of the Shares in any jurisdiction referred to in
Section 5(f) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                 (n) There is (i) no significant unfair labor practice complaint pending or, to the best knowledge of the Company and each of the Subsidiaries, threatened against the Company or any Subsidiary before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or, to the best knowledge of the Company and each of the Subsidiaries, threatened against the Company or any Subsidiary, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any Subsidiary nor, to the best knowledge of the Company and each of the Subsidiaries, threatened against the Company or any Subsidiary and (iii) no union representation question existing with respect to the employees of the Company or any Subsidiary. To the best knowledge of the Company and each of the Subsidiaries, no union organizing activities are taking place. Neither the Company nor any Subsidiary has violated (A) any federal, state or local law, statute, rule or regulation or foreign law, statute, rule or regulation relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws, (C) any provision of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, or the rules and regulations thereunder or
(D) analogous foreign laws, statutes, rules and regulations, which in the case of clause (A), (B), (C) or (D) above might, singly or in the aggregate, result in a Material Adverse Effect.

                 (o) In the ordinary course of its business, the Company and each Subsidiary conducts periodic reviews of the effect of Environmental Laws (as defined below) and the disposal of hazardous or toxic substances, wastes, pollutants and contaminants on the business, assets, operations and properties of the Company and each Subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, all material capital and operating expenditures required for clean-up, closure of properties and compliance with Environmental Laws, all permits, licenses and approvals, all related constraints on operating activities and all potential liabilities to third parties). On the basis of such reviews the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which might, singly or in the aggregate, have a Material Adverse Effect.

                 (p) The Company and each Subsidiary has (i) good and marketable title to all of the properties and assets necessary for the operation of its business as described in the Registration Statement and the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as (A) are described in the Registration Statement and the Prospectus, (B) are in effect under the Credit Facilities, or (C) would not, singly or in the aggregate, have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee except such as would not, singly or in the aggregate, have a Material Adverse Effect, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and will have made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts or governmental agencies, bodies or administrative agencies or authorities (each an "Authorization") necessary to engage in the business conducted by it in the manner described in the Registration Statement and the Prospectus, except where failure to hold such Authorizations would not, singly or in the aggregate, have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect, all such Authorizations are valid and in full force and effect. The Company and each Subsidiary is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company and each Subsidiary is a party are valid and binding and no material default by the Company or any such Subsidiary has occurred and is continuing thereunder and no material defaults by the landlord are existing under any such lease.

                 (q) The Company and each Subsidiary owns or has valid and enforceable licenses to use all material patents, patent rights, licenses, inventions, copyrights, know-how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") employed by it in connection with the businesses operated by it as described in the Registration Statement and the Prospectus, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. To the best knowledge of the Company, the use of the Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the rights of any person.

                 (r) All tax returns required to be filed by the Company and each Subsidiary, in all jurisdictions, have been so filed, except to the extent such failure to file would not singly, or in the aggregate, have a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. There are no material proposed additional tax assessments against the Company or any Subsidiary or the assets or property of the Company or any Subsidiary.

                 (s) None of the Company or the Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                 (t) There are no holders of securities of the Company or any Subsidiary who, by reason of the execution by the Company or the Subsidiaries of this Agreement or any Acquisition Agreement to which any of the Company or any Subsidiary is a party or the consummation by the Company or the Subsidiaries, as applicable, of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any Subsidiary register under the Securities Act or analogous foreign laws and regulations securities held by them, other than as disclosed in the Registration Statement and the Prospectus.

                 (u) There are no contracts, agreements or understandings between the Company or any Subsidiary and any other person that would give rise to a valid claim against the Company, any Subsidiary or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

                 (v) The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                 (w) The Company and each Subsidiary maintains insurance covering its properties, operations, personnel and businesses, except where the failure to do so would not, singly or in the aggregate, have a Material Adverse Effect. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, each of the Subsidiaries and their businesses. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

                 (x) Neither the Company nor any Subsidiary has taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any Subsidiary to facilitate the sale or resale of the Shares. Except as permitted by the Securities Act, none of the Company or any of the Subsidiaries has distributed the Registration Statement, any preliminary prospectus, the Prospectus or other offering material in connection with the offering and sale of the Shares.

                 (y) Except as (i) described in the Registration Statement and the Prospectus, (ii) pursuant to the Company's Incentive Program (as defined in the Registration Statement) and (iii) in connection with the completed DBS acquisitions as described in the Registration Statement, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A or Regulations D or S under the Securities Act.

                 (z) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and, except as set forth or contemplated in the

Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) neither the Company nor any Subsidiary has (i) issued or granted any securities other than in connection with the completed DBS acquisitions as described in the Registration Statement, (ii) incurred any liability or obligation, direct or contingent other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business; or (iv) declared or paid any dividend on their capital stock, and (B) there has not been, singly or in the aggregate, any material adverse change, or any development involving a material adverse change, in the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and the Subsidiaries, taken as a whole.

                 (aa) The accountants who have certified or shall certify the financial statements included or to be included as part of, or incorporated by reference in, the Registration Statement and the Prospectus (the "Accountants"), are independent accountants within the meaning of the Securities Act. The historical consolidated financial statements and schedules of the Company and the Subsidiaries and the historical financial statements and schedules of each of the entities and businesses acquired or to be acquired by the Company and the Subsidiaries and included in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements applicable to registration statements on Form S-3 under the Securities Act and present fairly the consolidated financial position and results of operations of the Company and the Subsidiaries and the financial position and results of operations of each of the entities and businesses acquired or to be acquired by the Company and the Subsidiaries and included in the Prospectus and the Registration Statement at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Registration Statement and the Prospectus have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by this Agreement and as set forth in the Prospectus; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-3 under the Securities Act. The other historical and pro forma financial and statistical information and data included in the Prospectus and the Registration Statement are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Registration Statement, the Prospectus and the books and records of the Company, the Subsidiaries or the entities or businesses acquired or to be acquired by the Company and the Subsidiaries included in the Prospectus and the Registration Statement.

                 (bb) Neither the Company nor any of the Subsidiaries nor, to the best knowledge of the Company or any Subsidiary, any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or any of the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus.

                 (cc) Each certificate signed by any officer of the Company or any Subsidiary and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company or such Subsidiary, as applicable, to the Underwriters as to the matters covered thereby.

                 (dd) There are no contracts or other documents which are required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Securities Act.

                 (ee) No relationship, direct or indirect, exists between or among the Company or any Subsidiary on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary on the other hand, which is required to be described in the a registration statement on Form S-3 and which is not so described.

         Section 7. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents and warrants to each Underwriter, with respect to himself or itself, that:

                 (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

                 (b) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement signed by such Selling Stockholder and First Union National Bank, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and the Power of Attorney of such Selling Stockholder appointing certain individuals as such Selling Stockholder's attorneys-in-fact (the "Attorneys") to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement (the "Power of Attorney") and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided herein and therein.

                 (c) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder.

                 (d) This Agreement has been duly authorized by or on behalf of Columbia Capital Corporation and Columbia DBS, Inc. (individually the "Columbia Stockholder" and collectively the "Columbia Stockholders").

                 (e) The Custody Agreement of such Selling Stockholder has been duly executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

                 (f) The Power of Attorney of such Selling Stockholder has been duly executed and delivered by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement and any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

                 (g) The Custody Agreement of such Columbia Stockholder has been duly authorized by such Columbia Stockholder.

                 (h) The Power of Attorney of such Columbia Stockholder has been duly authorized by such Columbia Stockholder.

                 (i) Upon delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

                 (j) The execution, delivery and performance of this Agreement and the Custody Agreement and Power of Attorney of such Selling Stockholder by or on behalf of such Selling Stockholder, the compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder, if such Selling Stockholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any property of such Selling Stockholder is bound or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Stockholder or any property of such Selling Stockholder.

                 (k) The information in the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relates to such Selling Stockholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (l) At any time during the period described in Section 5(d), if there is any change in the information referred to in Section 7(i), such Selling Stockholder will immediately notify you of such change.

                 (m) Each certificate signed by or on behalf of such Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

         Section 8. Indemnification.

                 (a) Each of the Company and the Significant Subsidiaries jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein provided, however, that the foregoing indemnity agreement and contribution provided in Section 8(e) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter or controlling person of such Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus (or the Prospectus most recently amended) and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

                 (b) Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to claims and actions based on information relating to such Selling Stockholder furnished in writing by such Selling Stockholder expressly for use in the Prospectus, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein provided, however, that the foregoing indemnity agreement and contribution provided in Section 8(e) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter or controlling person of such Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus (or the Prospectus most recently amended) and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. Notwithstanding the foregoing, the aggregate liability of the Selling Stockholder pursuant to this Section 8(b) shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by such Selling Stockholder from the Underwriters for the sale of the Shares sold by such Selling Stockholder hereunder.

                 (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus.

                 (d) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to Sections

8(a), 8(b) or 8(c), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 8(d), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Underwriters, their officers and directors and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and all persons, if any, who control the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters, their officers and directors and such control persons of any Underwriters, such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by the Attorneys-in-Fact. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                 (e) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the Sellers on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions, but before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint. The obligations of the Selling Stockholders under this Section 8(e) shall be several and not joint and in no event shall the obligation of any Selling Stockholder under this Section 8(e) exceed the limit of indemnification provided in Section 8(b).

                 (f) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 (g) Each Selling Stockholder hereby designates Pegasus Communications Corporation, c/o Pegasus Communications Management Company, 5 Radnor Corporate Center, Suite 454, 100 Matsonford Road, Radnor, PA 19087, as its authorized agent, upon which process may be served in any action which may be instituted in any state or federal court in the State of New York by any Underwriter, any director or officer of any Underwriter or any person controlling any Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 8, and each Selling Stockholder will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Selling Stockholder, at the address for notices specified in
Section 12 hereof.

         Section 9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                 (a) All the representations and warranties of the Company and the Significant Subsidiaries contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                 (b) If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                 (c) You shall have received on the Closing Date a certificate dated the Closing Date, signed by Marshall W. Pagon and Robert N. Verdecchio, in their capacities as the Chief Executive Officer and Chief Financial Officer of the Company, confirming the matters set forth in Sections 6(z), 9(a) and 9(b) and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

                 (d) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its Subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its Subsidiaries and (iii) neither the Company nor any of its Subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(d)(i), 9(d)(ii) or 9(d)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                 (e) All the representations and warranties of each Selling Stockholder contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received on the Closing Date a certificate dated the Closing Date from each Selling Stockholder to such effect and to the effect that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by such Selling Stockholder on or prior to the Closing Date.

                 (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Drinker Biddle & Reath LLP, as counsel to the Company, to the effect that:

                 (i) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has the corporate power and authority to carry on its business as, to such counsel's knowledge, it is being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties known to such counsel, and is not qualified as a foreign corporation authorized to do business in any other jurisdiction.

                 (ii) Each of the Significant Subsidiaries is duly incorporated or formed and validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, except where the failure to be in good standing would not, singly or in the aggregate, have a Material Adverse Effect and has the corporate power and authority (in the case of corporations) or legal capacity (in the case of partnerships) to carry on its business as, to such counsel's knowledge, it is being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties known to such counsel, and is duly qualified and in good standing as a foreign corporation or partnership, as the case may be, authorized to do business in each jurisdiction set forth on Schedule I(a) to this Agreement. All of the outstanding shares of capital stock and other securities evidencing equity ownership of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and (except in the case of general partnership interests and, in the case of limited partnership interests, except to the extent that the provisions of the applicable limited partnership act requiring partners to return distributions may be deemed to constitute assessability) nonassessable and free of any statutory preemptive rights or any similar rights known to such counsel, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, except for the shares of Series A Preferred Stock of PST VI held by Turner-Vision, Inc., free and clear of any lien, adverse claim, security interest or other encumbrance known to such counsel except as are in effect under the Credit Facilities and except for the pledge of the partnership interests of Pegasus Broadcast Associates, L.P.

                 (iii) All of the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights known to such counsel.

                 (iv) The authorized capital stock of the Company, including the Shares, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus. The Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares will not be subject to any statutory preemptive rights or any similar rights.

                 (v) The Registration Statement has become effective under the Securities Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the best of such counsel's knowledge after due inquiry, pending before or contemplated by the Commission.

                 (vi) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Securities Act.

                 (vii) To the best of such counsel's knowledge, except as set forth in the Registration Statement and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company.

                 (viii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares pursuant to the Company's charter or by-laws or any agreement or other instrument (except as set forth in the Registration Statement and Prospectus) known to such counsel.

                 (ix) The Company and each of the Significant Subsidiaries have the power and authority to execute, deliver and perform their respective obligations under each of this Agreement and the Acquisition Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, in the case of the Company, the corporate power and authority to issue, sell and deliver the Firm Shares, as provided herein.

                 (x) This Agreement has been duly and validly authorized, executed and delivered by the Company and the Significant Subsidiaries.

                 (xi) Each of the Acquisition Agreements has been duly and validly authorized, executed and delivered by the Company or the Subsidiary that is a party thereto and

         (except as otherwise provided therein) is the legally valid and binding obligation of the Company or such Subsidiary and is enforceable against the Company or such Subsidiary in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances) and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 (xii) Neither the Company nor any of the Subsidiaries is in violation of its charter, bylaws, limited partnership agreement or other organizational documents and, to the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is in default in the performance of any bond, debenture, note, indenture (including, without limitation, (i) the PM&C Indenture, (ii) the 1997 Indenture, (iii) the DTS Indenture and (iv) the 1998 Indenture), mortgage, deed of trust or other agreement or instrument (including, without limitation, the Certificate of Designation) that is material to the Company and the Subsidiaries, taken as a whole, to which it is a party or by which it is bound or to which any of its properties is subject.

                 (xiii) None of (A) the execution, delivery or performance of this Agreement by the Company or any of the Significant Subsidiaries,
         (B) the issuance and sale of the Shares, (C) the execution, delivery or performance of the Acquisition Agreements by the Company or any of the Subsidiaries, as applicable, or (D) the transactions contemplated by this Agreement and the Acquisition Agreements will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or (except as contemplated in the second and third sentences of this paragraph) require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter, bylaws, limited partnership or other organizational documents of the Company or any Subsidiary, (ii) any material bond, debenture, note, indenture (including, without limitation, the PM&C Indenture, the 1997 Indenture, the DTS Indenture and the 1998 Indenture), mortgage, deed of trust or other agreement or instrument (including, without limitation, the Certificate of Designation) known to such counsel to which the Company or any Subsidiary is a party or by which any of them or their respective property is bound, (iii) any statute, rule or regulation known to such counsel applicable to the Company or any Subsidiary or their respective assets or properties or (iv) any judgment, order or decree known to such counsel of any court or governmental agency, body or administrative agency or authority having jurisdiction over the Company, any Subsidiary or their respective assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any regulatory agency or body, administrative agency, or other governmental agency is required for (1) the execution, delivery and performance of this Agreement or the Acquisition Agreements by the Company and the Subsidiaries, as applicable, (2) the issuance and sale of the Shares or (3) the transactions contemplated by this Agreement or the Acquisition Agreements, except (A) as described above, (B) such as have been obtained and made in the registration of the Shares under the Securities Act, (C) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, (D) such as may be required by the NASD, and (E) such as are disclosed in the Registration Statement and the Prospectus. To the best of such counsel's knowledge, except as described above, no consents or waivers from any other person are required for the execution, delivery and performance by the Company and the Subsidiaries, as applicable, of this Agreement or the Acquisition Agreements, the issuance and sale of the Shares to the Underwriters or the consummation of the transactions contemplated by this Agreement or the Acquisition Agreements, other than (1) such consents and waivers as have been obtained and (2) such as are disclosed in the Registration Statement and the Prospectus (including the consents of the NRTC and DIRECTV with respect to the DBS Acquisitions and the consent of the required lenders under the PM&C Credit Facility, in the case of the Cable Acquisition).

                 (xiv) None of the Company or the Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

                 (xv) The statements in the Prospectus under the captions "Prospectus Summary," "Risk Factors," "Business - DBS Agreements, Licenses, LMAs and Cable Franchises," "Certain Relationships and Related Transactions--Split Dollar Agreement," "Certain Relationship and Related Transactions--Voting Agreements," "Management--Incentive Program," "Description of Certain Indebtedness," "Description of Capital Stock" and "Future Sales of Common Stock," and Items 15 of Part II of the Registration Statement, in so far as they are descriptions of contracts, agreements or other legal documents or laws, regulations or statutes are accurate, in all material respects, and present fairly the information required to be shown.

                 (xvi) To the best of such counsel's knowledge, there are no holders of securities of the Company or any Subsidiary who, by reason of the execution by the Company or any Subsidiary of this Agreement or any Acquisition Agreement to which the Company or any Subsidiary, as applicable, is a party or the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby, as applicable, have the right to request or demand that the Company or any Subsidiary register under the Securities Act or analogous foreign laws and regulations securities held by them, other than as disclosed in the Registration Statement and the Prospectus.

                 (xvii) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company or any Subsidiary and any other person that would give rise to a valid claim against the Company, any Subsidiary or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

                 (xviii) To the best of such counsel's knowledge and other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, singly or in the aggregate, are reasonably likely to, have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Subsidiaries, representatives of the Accountants and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) such counsel does not believe that (A) the Registration Statement and any amendment or supplement thereto (except as to financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no belief need be expressed) as of the date the Registration Statement became effective contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus and any amendment or supplement thereto (except as to financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no belief need be expressed) as of the date the Registration Statement became effective or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (g) You shall have received on the Closing Date opinions (satisfactory to you and counsel for the Underwriters) dated the Closing Date, of Drinker Biddle & Reath LLP, as counsel to Robert N. Verdecchio and Turtlecreek Limited Partnership, Barnes & Thornburg, as counsel to Richard D. Summe and Nelson Mullins Riley & Scarborough, L.L.P., as counsel to the Columbia Stockholders, Dalton Trust/1995, Dalton Venture Family, L.P., Robert B. Blow, Harry F. Hopper III, Mark J. Kington, James B. Murray, Jr. and Mark R. Warner, to the effect that:

                 (i) This Agreement has been duly and validly executed and delivered (and, in the case of the Columbia Stockholder, authorized) by or on behalf of each of the Selling Stockholders.

                 (ii) Each Selling Stockholder is the lawful holder of record of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

                 (iii) Each Selling Stockholder has full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and the Power of Attorney of such Selling Stockholder and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided herein and therein.

                 (iv) The Custody Agreement of each Selling Stockholder has been duly executed and delivered (and, in the case of the Columbia Stockholder, authorized) by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

                 (v) The Power of Attorney of each Selling Stockholder has been duly executed and delivered (and, in the case of the Columbia Stockholder, authorized) by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, except in the case of the death, incapacity or mental incompetence of such Selling Stockholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement and any other document they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

                 (vi) Upon delivery of and payment for the Shares to be sold by each Selling Stockholder pursuant to this Agreement, assuming that the Underwriters take delivery thereof without notice of any adverse claim (within the meaning of Article 8 of the Uniform Commercial Code), the Underwriters will acquire such Shares free of all adverse claims.

                 (vii) The execution, delivery and performance of this Agreement and the Custody Agreement and Power of Attorney of each Selling Stockholder by such Selling Stockholder, the compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) to the best of such counsel's knowledge without investigation, require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder, if such Selling Stockholder is not an individual, or (except to the best of counsel's knowledge in the case of Turtle Creek Limited Partnership) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Stockholder is a party or by which any property of such Selling Stockholder is bound or (C) result in the violation by the Selling Stockholder of any statute, rule or regulation known to such counsel to be applicable to such Selling Stockholders.

                 (h) Vorys, Sater, Seymour and Pease shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form of Annex II attached hereto.

                 (i) Fisher Wayland Cooper Leader & Zaragoza L.L.P. shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form of Annex III attached hereto.

                 (j) The Underwriters shall have received from Latham & Watkins, counsel for the Underwriters, such opinion, dated the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (k) The Accountants shall have furnished to the Underwriters a letter or letters, dated respectively as of the date hereof and the Closing Date, addressed to the Underwriters, in form and substance satisfactory to the Underwriters, containing statements and information, of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

                 (l) Subsequent to the date hereof and on or prior to such Closing Date, there shall not have been any decrease in the rating of any of the Company's or the Subsidiaries' securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                 (m) The Acquisition Agreements shall be in full force and effect and the Underwriters shall have received copies of them.

                 (n) The Company shall have delivered to you the agreements specified in Section 2 hereof which agreements shall be in full force and effect on the Closing Date.

                 (o) The Custody Agreement of the Selling Stockholders has been duly authorized, executed and delivered (and, in the case of the Columbia Stockholders, authorized) by each of the Selling Stockholders and is a valid and binding agreement of the Selling Stockholders, enforceable in accordance with its terms.

                 (p) The Power of Attorney of each of the Selling Stockholders has been duly authorized, executed and delivered (and, in the case of the Columbia Stockholders, authorized) by each of the Selling Stockholder and is a valid and binding agreement of the Selling Stockholders, enforceable in accordance with it terms.

                 (q) The Shares shall have been duly listed for quotation on the Nasdaq National Market.

                 (r) The Company and the Selling Stockholders shall not have failed on or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Selling Stockholders, as the case may be, on or prior to the Closing Date.

                 (s) You shall have received on the Closing Date, a certificate of each Selling Stockholder who is not a U.S. Person (as defined under applicable U.S. federal tax legislation) to the effect that such Selling Stockholder is not a U.S. Person, which certificate may be in the form of a properly completed and executed United States Treasury Department Form W 8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

         Section 10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred after the date of this Agreement: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it has or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased by all Underwriters and arrangements satisfactory to you, the Company and the Selling Stockholders for purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         Section 11. Agreements of the Selling Stockholders. Each Selling Stockholder agrees with you and the Company:

                 (a) To pay or to cause to be paid all transfer taxes payable in connection with the transfer of the Shares to be sold by such Selling Stockholder to the Underwriters.

                 (b) To do and perform all things to be done and performed by such Selling Stockholder under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

         Section 12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Pegasus Communications Corporation, 5 Radnor Corporate Center, Suite 454, 100 Matsonford Road, Radnor PA 19087, (ii) if to the

Selling Stockholders, to Neil Byrne c/o Columbia Capital Corporation, 201 North Union Street, Suite 300, Alexandria, VA 22314 or to Ted S. Lodge c/o Pegasus Communications Corporation, 5 Radnor Corporate Center, 100 Matsonford Road, Suite 454, Radnor, PA 19087, as applicable, and (iii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company, any person controlling the Company, any Selling Stockholder or any person controlling such Selling Stockholder, (ii) acceptance of the Shares and payment for them hereunder and
(iii) termination of this Agreement.

         If for any reason the Shares are not delivered by or on behalf of any Seller as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Sellers agree, jointly and severally, to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Sellers also agree, jointly and severally, to reimburse the several Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the fees disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 8 hereof).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Selling Stockholders, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Telefacsimile transmission of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm, telefacsimile transmissions by executing duplicate original documents and delivering same to the requesting party or parties.

                            [signature page follows]

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.



                          Very truly yours,


                          Pegasus Communications Corporation

                          By:___________________________________________________
                             Name:   Ted S. Lodge
                             Title:  Senior Vice President, Chief Administrative
                                     Officer, General Counsel and Secretary
                                     of Pegasus Communications Corporation




                          THE SELLING STOCKHOLDERS
                             NAMED IN SCHEDULE II
                             HERETO, ACTING
                             SEVERALLY


                          By:___________________________________________________
                             Neil Byrne, as Attorney-in-Fact



                          By:___________________________________________________
                             Ted S. Lodge, as Attorney-in-Fact

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED
C.E. UNTERBERG, TOWBIN
ING BARING FURMAN SELZ LLC

Acting severally on behalf of
    themselves and the several
    Underwriters named in
    Schedule I hereto

By: DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
    By:_______________________________
       Name:
       Title:

                                   Schedule I

                                The Underwriters
                                ----------------

                                                           Number of Firm Shares
Underwriters                                               to be Purchased
------------                                               ---------------

Donaldson, Lufkin & Jenrette Securities Corporation

Bear, Stearns & Co. Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

C.E. Unterberg, Towbin

ING Baring Furman Selz LLC

Total

                                  Schedule I(a)
                                  -------------


Digital Television Services of Indiana, LLC
-------------------------------------------
       Indiana

DTS Management, LLC
-------------------
     California, Colorado, Indiana, Kansas, Kentucky, New Hampshire, New Mexico, New York, South Dakota, Vermont

MCT Cablevision, LTD.
---------------------
     Puerto Rico

Pegasus Broadcast Television, Inc.
----------------------------------
       Tennessee, Mississippi, Florida

Pegasus Cable Television, Inc.
------------------------------
       New Hampshire

Pegasus Cable Television of San German, Inc.
--------------------------------------------
       Pending in Puerto Rico

Pegasus Satellite Television, Inc.
----------------------------------
       Texas, Alabama, Minnesota, Wisconsin

Pegasus Satellite Television of Ohio, Inc.
------------------------------------------
       Ohio

Pegasus Satellite Television of Virginia
----------------------------------------
       Virginia, West Virginia

PB Broadcast, Inc.
------------------
      Maine

                                   Schedule II

                            The Selling Stockholders
                            ------------------------

                                                               Number of Firm
Name                                                           Shares Being Sold
----                                                           -----------------

Columbia Capital Corporation                                      285,884

Columbia DBS, Inc.                                                18,316

Mark R. Warner                                                    200,000

Dalton Trust/1995                                                 149,600

Dalton Venture Family, L.P.                                       100,400

Robert B. Blow                                                    250,000

James B. Murray, Jr.                                              250,000

Mark J. Kington                                                   250,000

Harry F. Hopper III                                               50,000

Turtlecreek Limited Partnership                                   100,000

Richard D. Summe                                                  50,000

Robert N. Verdecchio                                              10,000

Total                                                             1,714,200

                                  Schedule III

                                The Subsidiaries
                                ----------------

Bride Communications, Inc.
B.T. Satellite, Inc.
Digital Television Services, Inc.
DTS Capital, Inc.
DTS Management, LLC
HMW, Inc.
MCT Cablevision, Ltd.
PCT SG, Inc.
Pegasus Anasco Holdings, Inc.
Pegasus Broadcast Associates, L.P.
Pegasus Broadcast Television, Inc.
Pegasus Cable Television, Inc.
Pegasus Cable Television of Anasco, Inc.
Pegasus Cable Television of Connecticut, Inc.
Pegasus Cable Television of San German, Inc.
Pegasus Communications Management Company
Pegasus Development Corporation
Pegasus Cable Television of San German, Inc.
Pegasus Satellite Development Corporation
Pegasus Satellite Holdings, Inc.
Pegasus Satellite Television, Inc.
Pegasus Satellite Television of Indiana, Inc.
Pegasus Satellite Television of Michigan, Inc.
Pegasus Satellite Television of Ohio, Inc.
Pegasus Satellite Television of Virginia, Inc.
Pegasus Towers, Inc.
Pegasus Travel, Inc.
Portland Broadcasting, Inc.
PP Broadcast, Inc.
PST Holdings, Inc.
Telecast of Florida, Inc.
WDBD License Corp.
WDSI License Corp.
WILF, Inc.
WOLF License Corp.
WTLH, Inc.
WTLH License Corp.

Significant Subsidiaries

MCT Cablevision, Limited Partnership
MCT Cablevision, Ltd.
Pegasus Broadcast Television, Inc.
Pegasus Cable Television, Inc.
Pegasus Media & Communications, Inc.
Pegasus Cable Television of San German, Inc.
Pegasus Satellite Television of Texas, Inc.
PST Holdings, Inc.

                                     Annex I

                             The Other Stockholders
                             ----------------------

                  Whitney Equity Partners, L.P.
                  Fleet Venture Resources, Inc.
                  Fleet Equity Partners VI, L.P.
                  Chisholm Partners III, L.P.
                  Kennedy Plaza Partners
                  Harron Communications Corp.

                                    Annex II

               Form of Opinion of Vorys, Sater, Seymour and Pease

         Vorys, Sater, Seymour and Pease shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and MCT Cablevision, Ltd., Pegasus Cable Television, Inc., Pegasus Satellite Television and the other cable subsidiaries (the "Cable Affiliates"), addressed to the Underwriters and dated the Closing Date, to the effect that:

         1. There are no FCC licenses, authorizations, consents or permits required by the FCC as necessary in connection with the conduct of the Company and the Cable Affiliates with respect to the operation of the systems owned and operated by Company and the Cable Affiliates (the "Systems") as presently conducted.

         2. Such "Registrations" or "Certificates of Compliance" as are required by the FCC are on file with the FCC. Carriage of the commercial television broadcast signals presently offered by the Systems are, as of this date, consistent with the FCC's regulations and are carried pursuant to retransmission consent or pursuant to request for carriage by the applicable station.

         3. All commercial and non-commercial television broadcast stations that have requested carriage are being carried pursuant to the terms and conditions of their request.

         4. All current FCC reports and filings required to be filed for the Systems have been filed.

         5. All required FCC Forms 320 have been filed for the Systems and reflect compliance with the FCC's cumulative leakage index ("CLI") and signal leakage requirements.

         6. The Systems are in substantial compliance with the FCC's rules and regulations with regard to equal employment opportunity.

         7. No consent, approval, or authorization of, or filing with the FCC is necessary to issue and sell the Shares.

         8. No consent, approval, or authorization of, or filing with the FCC is necessary for the execution and delivery of the this Agreement or the Acquisition Agreement in accordance with their terms.

         9. The execution and delivery of this Agreement and the performance, on the Closing Date, by the Company and the Cable Affiliates of the obligations required under this Agreement, will not violate the Telecommunications Act of 1996, the Communications Act of 1934 or the rules of the FCC, provided, however that no interest in any license issued by the FCC may be transferred or assigned without prior FCC consent.

         10. The statements set forth in the Registration Statement and Prospectus under the caption "Business - Legislation and Regulation - Cable Television," fairly present the information contained under such caption insofar as such statements constitute a summary, with respect to the federal regulation of cable television, of material (i) statements of law, (ii) statutes, rules or regulations, or (iii) legal conclusions.

         11. All relevant Statements of Account (as defined by the Copy Right Act of 1976) required by Section 111 of the Copyright Act of 1976, as amended (the "Copyright Act"), and royalty payments accompanying said Statements of Account, have been submitted to the Licensing Division of the United States Copyright Office with respect to the Systems. There have been no inquiries received from the United States Copyright Office or any other party which would have a material adverse impact upon the operation of the Company and the Cable Affiliates and which questions the Statements of Account or any copyright payments made by the Company and the Cable Affiliates with respect to the Systems, nor are we aware of any claim, action, or demand for copyright infringement or for non-payment of royalties pending or threatened against the Company and the Cable Affiliates with respect to the Systems' compliance with former Section 111(d)(1) of the Copyright Act with regard to the requirement to file initial notices of identity and signal carriage complement in view of the elimination of this requirement.

         12. There is no FCC judgment, decree or order which has been issued against any System or the Company, or Cable Affiliates with respect to the Systems, other than rule makings which are applicable to the cable industry generally, nor is there any FCC action, proceeding, or investigation pending, or, to the best of our knowledge, threatened by the FCC against any system, the Company, or the Cable Affiliates with respect to the Systems.

         13. A review of the FCC files indicates that the basic rates for all communities in Massachusetts and Connecticut and the cable program service tiers of the communities listed on Attachment 1 are subject to rate regulation by the local franchise authority or the FCC.

         14. The FCC has rendered no adverse rate finding with respect to Company, the Cable Affiliates, or the Systems.

                                    Annex III

        Form of Opinion of Fisher Wayland Cooper Leader & Zaragoza L.L.P.
        -----------------------------------------------------------------

         Fisher Wayland Cooper Leader & Zaragoza L.L.P. shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and Pegasus Broadcast Associates, L.P., Pegasus Broadcast Television, Inc. WDBD License Corp., WDSI License Corp., WILF, Inc., WOLF License Corp. and the other television subsidiaries (the "TV Affiliates"), addressed to the Underwriters and dated the Closing Date, to the effect that:

         1. The statements set forth in the Registration Statement and Prospectus under the caption "Business - Legislation and Regulation - Broadcast Television," insofar as such statements constitute a summary with respect to FCC matters of material (i) statements of law, (ii) statutes, rules, or regulations, or (iii) legal conclusions, fairly present the information contained under such caption.

         2. The execution, delivery, and performance in accordance with its terms of this Agreement by the Company and the TV Affiliates that is a party thereto does not require any authorization, consent, or approval of the FCC not previously obtained, and does not violate the Communications Acts of 1934, as amended, and the published rules, regulations and policies promulgated thereunder by the FCC, except that, from time to time, the Company may be required to obtain certain authorizations of the FCC that would be required in the ordinary course of business of the Company.